Filed pursuant to 497(e)
File Nos. 002-80571 and 811-03618
BRIGHTHOUSE FUNDS TRUST II
SUPPLEMENT DATED MAY 29, 2026
TO THE
PROSPECTUS
DATED APRIL 27, 2026, AS SUPPLEMENTED
BRIGHTHOUSE/ARTISAN MID CAP VALUE PORTFOLIO
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY AND NAME
The Board of Trustees of Brighthouse Funds Trust II (the “Trust”) has approved the following changes with respect to Brighthouse/Artisan Mid Cap Value Portfolio (the “Portfolio”): (1) changing the subadviser for the Portfolio from Artisan Partners Limited Partnership (“Artisan”) to Invesco Advisers, Inc. (“Invesco”) effective on or about June 1, 2026, pursuant to a new subadvisory agreement between the Trust’s investment adviser, Brighthouse Investment Advisers, LLC, and Invesco; (2) changing the name of the Portfolio to Invesco Value Opportunities Portfolio effective on or about June 1, 2026; and (3) removing the Portfolio’s policy to invest at least 80% of the Portfolio’s net assets in the common stocks of medium‑sized companies (the “80% Policy”) effective July 31, 2026.
In connection with the foregoing, the following changes will be made:

	Current	Changes	Effective Date
Portfolio Name	“Brighthouse/Artisan Mid Cap Value Portfolio”	The Portfolio’s name will change to “Invesco Value Opportunities Portfolio”	June 1, 2026
80% Policy
“Artisan Partners Limited Partnership (“Artisan Partners” or “Subadviser”), subadviser to the Portfolio, invests at least 80% of the Portfolio’s net assets in the common stocks of medium‑sized companies.”
		The Portfolio’s 80% Policy will be eliminated.	July 31, 2026
Also, in connection with the foregoing, effective June 1, 2026:

(1)
Except as otherwise noted below, all references to the former name of the Portfolio contained in the Prospectus will change to the Portfolio’s new name and all references to Artisan as the Portfolio’s subadviser contained in the Prospectus will change to Invesco. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to Artisan as the Portfolio’s subadviser and to the Portfolio by its former name in their forms and communications until such documents can be revised.

(2)	The following changes will be made to the Portfolio’s Prospectus:
In the Portfolio Summary, the information in the section entitled “Investment Objective” is deleted in its entirety and replaced with the following:
Total return through growth of capital and current income.
In the Portfolio Summary, the information in the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:
Invesco Advisers, Inc. (“Invesco” or “Subadviser”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, in a portfolio of common stocks, preferred stocks and convertible securities.

Invesco will consider selling a security if a more attractive investment opportunity is identified, if a security is trading near or above the portfolio managers’ estimate of intrinsic value, or if there is a fundamental deterioration in business prospects that results in inadequate upside potential to estimated intrinsic value.
The Portfolio seeks to achieve strong long-term performance by constructing a diversified portfolio believed by Invesco to offer value content greater than the broad market, as measured by the Portfolio’s aggregate discount to Invesco’s estimated intrinsic value of the Portfolio. The investment process is fundamental in nature and focused on individual issuers as opposed to macroeconomic forecasts or specific industry exposure. The portfolio construction process is intended to preserve and grow the estimated intrinsic value of the Portfolio rather than mirror the composition or sector weights of any benchmark.
The Portfolio may invest in securities of issuers of any market capitalization; however, under normal market conditions, it invests a substantial portion of its assets in securities of mid‑capitalization issuers. The Portfolio considers an issuer to be a mid‑capitalization issuer if it has a market capitalization, at the time of purchase, within the range of market capitalizations included in the Russell Midcap® Index during the most recent 11‑month period (based on month‑end data) plus the most recent data during the current month. An issuer’s “market capitalization” is the value of its outstanding stock.
The Portfolio may invest up to 25% of its net assets in securities of foreign issuers including securities of issuers located in emerging market countries, i.e., those that are generally in the early stages of their industrial cycle, and depositary receipts.
The Portfolio may invest up to 10% of its net assets in real estate investment trusts (“REITs”).
The Portfolio can invest in derivative instruments including forward foreign currency contracts, futures contracts and options. The Portfolio can use forward foreign currency contracts to seek to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated or otherwise manage exposure to foreign currency exchange risk. The Portfolio can use futures contracts, including index futures, to seek exposure to certain asset classes. The Portfolio can use options to seek investment return or to mitigate risk and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.
The Portfolio emphasizes a value style of investing, seeking undervalued companies believed by Invesco to possess the potential for capital growth. In selecting securities, Invesco emphasizes the following characteristics, although not all investments will have these attributes:

•	Buy businesses trading at a significant discount to Invesco’s estimate of intrinsic value. Invesco believes intrinsic value represents the fair economic worth of the business.

•
Emphasize quality businesses with potential to grow intrinsic value over time. The Portfolio primarily seeks issuers believed by Invesco to have solid growth prospects, the ability to earn an attractive return on invested capital and a management team that exhibits intelligent capital allocation skills.

As a result of the Portfolio’s stock selection process, a significant portion of the Portfolio’s assets may be invested in companies within the same industries or sectors of the market.
In the Portfolio Summary, the section entitled “Principal Risks” is revised to add the following disclosure immediately before the subsection entitled “Focused Investment Risk”:
Foreign Investment Risk. Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.

Emerging Markets Risk. In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.
Convertible Securities Risk. Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer, or the Portfolio may be forced to convert a convertible security, at a time and a price that is disadvantageous to the Portfolio.
Derivatives Risk. The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Real Estate Investment Risk. Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub‑sector or geographic region.
Forward and Futures Contract Risk. The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in derivatives traded on markets outside the United States.
In the Portfolio Summary, the following disclosure is added at the end of the first paragraph of the section entitled “Past Performance”:
Effective June 1, 2026, Invesco became the subadviser to the Portfolio. Investment performance prior to that date may not be representative of the performance the Portfolio would have achieved had Invesco been its subadviser and had its current principal investment strategies then been in effect.

In the Portfolio Summary, the Average Annual Total Return Table in the section entitled “Past Performance” is deleted in its entirety and replaced with the following:

Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	1.82%	7.04%	8.32%
Class B	1.57%	6.77%	8.05%
Class E	1.67%	6.88%	8.16%
S&P 500 Index* (reflects no deduction for mutual fund fees or expenses)	17.88%	14.42%	14.82%
Russell 3000 Growth Index (reflects no deduction for mutual fund fees or expenses)	17.15%	13.15%	14.29%
Russell Midcap Value Index (reflects no deduction for mutual fund fees or expenses)	11.05%	9.83%	9.78%

*
Effective June 1, 2026, the S&P 500® Index replaced the Russell 3000® Index as the Portfolio’s broad-based securities market index. This change to the Portfolio’s broad-based securities market index was made because the S&P 500® Index better reflects the broad market segment(s) in which the Portfolio invests.

In the Portfolio Summary, the disclosure regarding the Portfolio’s subadviser and portfolio managers in the section entitled “Management” is deleted in its entirety and replaced with the following:
Subadviser. Invesco Advisers, Inc. is the subadviser to the Portfolio.
Portfolio Managers. Jonathan Edwards, CFA, Portfolio Manager (Lead), and Jonathan Mueller, CFA, Portfolio Manager, have managed the Portfolio since June 2026.
The section entitled “Principal Risks of Investing in the Portfolio” is revised to add the following disclosure immediately before the subsection entitled “Focused Investment Risk”:
Foreign Investment Risk
Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.
Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.
Material information about foreign companies may be unavailable or unreliable, as compared to the information that is available with respect to U.S. companies. Foreign companies are generally not subject to the same accounting, auditing, regulatory, financial reporting and recordkeeping standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, unexpected market closures, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, diplomatic developments, such as the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.
To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.
To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.
Emerging Markets Risk
Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose withholding and other taxes, some of which may be confiscatory, on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will. In certain emerging market countries, certain governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payments of dividends.
The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be more illiquid and their prices more volatile than investments in developed countries. Many emerging market countries are heavily dependent on international trade and have fewer trading partners than developed countries, which makes them more sensitive to world commodity prices and economic downturns in other countries. The fiscal and monetary policies of emerging market countries may result in sudden or high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes. Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.
Convertible Securities Risk
Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit and counterparty risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio. The Portfolio also may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Portfolio’s return. The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Nearly all debt securities, including debt securities that are convertible into equity securities, are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. Government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. Government agency, instrumentality, or corporation; or otherwise supported by the United States. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if an issuer’s or a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.
Convertible securities subject the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
The values of convertible securities are subject to change when prevailing interest rates change. The value of convertible securities tends to decline when prevailing interest rates rise and, conversely, tends to increase when interest rates go down. As the value of the common stock underlying a convertible security declines, the convertible security’s sensitivity to changes in prevailing interest rates tends to increase. The income generated by convertible securities tends to decline when prevailing interest rates decline and, conversely, increase when interest rates rise.
Derivatives Risk
The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument.
When a derivative or other instrument is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by that derivative or other instrument may be substantially offset by the gains on the hedged security or asset. Conversely, such hedging transactions limit the opportunity for gain if the value of the Portfolio’s hedged position should increase. To the extent the Portfolio uses a derivative or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the market risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.
Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other instruments. Derivatives may not perform as intended, and as a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Certain derivatives transactions in which the Portfolio may engage give rise to a form of leverage. Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged, resulting in larger gains or losses in response to market conditions. Leveraging also exposes the Portfolio to losses in excess of the amounts invested or borrowed, as applicable. In addition, the transaction costs associated with transactions that give rise to leverage may exceed the Portfolio’s returns from those transactions, resulting in the Portfolio incurring losses or reduced gains. The use of leverage may cause the Portfolio to liquidate portfolio securities when it is not advantageous to do so in order to satisfy its obligations.
Use of derivatives subjects the Portfolio to counterparty risk, which is the risk that a counterparty with whom the Portfolio has entered into a transaction fails to satisfy its obligation to the Portfolio in connection with that transaction. If the Portfolio engages in a transaction with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.
Additional government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.
Real Estate Investment Risk
Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub‑sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance is especially sensitive to developments that significantly affected those particular sub‑sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.
Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.
Forward and Futures Contract Risk
The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; and (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so.
Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause the Portfolio to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
The Portfolio will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. The Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or held by a clearinghouse. For example, in the event of an insolvency of the futures commission merchant, the Portfolio may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or realize the value of any increase in the price of its positions. The Commodity Futures Trading Commission (the “CFTC”), certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) speculative position limits, referred to as “position limits” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Portfolio does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Subadviser and its affiliates may be aggregated for this purpose. Therefore, trading decisions of the Subadviser may have to be modified and positions held by the Portfolio may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Portfolio. A violation of position limits could also lead to regulatory action materially adverse to the Portfolio’s investment strategy. The Portfolio may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts. It is possible that, as a result of such limits, the Subadviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the Subadviser or by the Subadviser or its affiliates themselves.
Futures contracts traded on markets outside the United States are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Portfolio may not be afforded the same protections as are afforded those payments in the United States, including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts may be less liquid and more volatile than U.S. contracts.
In the section entitled “Additional Information About the Portfolio’s Investment Strategies,” the information in the subsection entitled “Index Description” is deleted in its entirety and replaced with the following:
The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies designed to represent approximately 98% of the investable U.S. equity market.
The Russell Midcap® Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000® Index) with lower price- to‑book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.

The subsection entitled “Additional Information About Management – Contractual Fee Waiver” is deleted in its entirety and replaced with the following:
BIA has contractually agreed, for the period June 1, 2026 through April 28, 2028, to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.730% of the first $350 million of the Portfolio’s average daily net assets, 0.710% of the next $150 million, 0.730% of the next $500 million, and 0.710% of such assets over $1 billion. This arrangement may be modified or discontinued prior to April 28, 2028, only with the approval of the Board of Trustees of the Portfolio. Prior to this arrangement, beginning May 1, 2026, BIA had contractually agreed to reduce the Management Fee for each class of the Portfolio to the annual rate of 0.730% of the first $500 million of the Portfolio’s average daily net assets, 0.710% of the next $500 million and 0.650% of such assets over $1 billion.
In the subsection entitled “Additional Information About Management – The Subadviser,” the third through fifth paragraphs are deleted in their entirety and replaced with the following:
BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2025, BIA paid to the Portfolio’s former subadviser an investment subadvisory fee of 0.37% of the Portfolio’s average daily net assets.
INVESCO ADVISERS, INC., 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309, is the Subadviser to the Portfolio. Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages investment portfolios, including the Portfolio, encompassing a broad range of investment objectives. Invesco is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2025, Invesco Ltd. managed approximately $2.17 trillion in assets.
The following Invesco individuals are responsible for the day‑to‑day management of the Portfolio:
Jonathan Edwards, CFA, Portfolio Manager (Lead), has been portfolio manager of the Portfolio since June 2026 and has been associated with Invesco and/or its affiliates since 2001.
Jonathan Mueller, CFA, Portfolio Manager, has been portfolio manager of the Portfolio since June 2026 and has been associated with Invesco and/or its affiliates since 2001.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE